Somerset Exchange Fund


Annual Report

December 31, 1999




Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its portfolio by investing borrowed money to seek the opportunity for a more broadly invested portfolio and potentially higher investment returns. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Leveraging also exposes Fund shareholders to the risk of potential adverse tax consequences in the event of default or adverse market action. Statements and other information herein are as dated and are subject to change.


Printed on post-consumer recycled paper



Somerset Exchange Fund, December 31, 1999


DEAR SHAREHOLDER

The Fund's total return for the year ended December 31, 1999 was +0.36%. Since inception (July 11, 1996) through December 31, 1999, the Fund had a total return of +52.11%. During these same two periods, the unmanaged Standard & Poor's (S&P) 500 Index had total returns of +21.04% and +140.55%, respectively. The total return for the unmanaged S&P MidCap Index for 1999 was +14.70%, and the total return for the unmanaged Standard & Poor's Small Cap Index for 1999 was +21.35%.

Strong returns from Somerset Exchange Fund's holdings of technology and telecommunications stocks were nearly equally offset by weakness in the Fund's consumer, financial, and pharmaceutical stocks. This led to a fiscal year for the Fund that largely mirrored that of the US equity market. While most stocks were down significantly for the year, large-cap growth stocks (particularly in the technology sector) produced strong gains that powered the unmanaged S&P 500 Composite Index to another year with total returns in excess of 20%.

Seven of the Fund's holdings more than doubled in price during 1999, including Telephone and Data Systems, Inc., RCN Corporation, Motorola, Inc., Pinnacle Systems, Inc., Solectron Corporation, Commonwealth Telephone Enterprises, Inc. and Apria Healthcare Group Inc. However, general broad-based weakness in all but the technology sector kept the Fund's overall returns in check. A 43% drop in the price of Watson Pharmaceuticals, Inc. reduced the Fund's equity portfolio value by $5.4 million during the fiscal year. HEALTHSOUTH Corporation, one of the Fund's best-performing stocks in 1998 with a return of 47%, was the Fund's second worst-performing stock in 1999, declining by 65% during the fiscal year.

The Fund's five largest holdings at the end of 1998 (Watson Pharmaceuticals, Inc., Abbott Laboratories, MAXXAM Inc., UST Inc. and Washington Mutual, Inc.) declined by 43%, 26%, 25%, 28% and 33%, respectively, for the fiscal year ended December 31, 1999. Collectively, these five holdings were valued at $26.66 million at December 31, 1998, and represented 22.7% of the Fund's common stock portfolio. However, as of December 31, 1999, these five positions were cumulatively valued at $17.36 million, and represented 14.9% of the Fund's common stock holdings. As of December 31, 1999, the Fund's five largest holdings were Watson Pharmaceuticals, Inc., Pinnacle Systems, Inc., Motorola, Inc., General Electric Company and Solectron Corporation. Collectively, these five companies accounted for nearly $24.7 million of the Fund's equity portfolio at December 31, 1999, and represented a combined weight of 21.3%.

Overall, the Fund's equity portfolio declined by approximately $1.4 million during 1999. The equity portfolio was valued at $117.64 million at December 31, 1998, but was worth $116.26 million at December 31, 1999. An additional drag on the Fund's performance was the decline in value of the qualifying assets; specifically, the two privately placed preferred stocks purchased at the Fund's inception. These two holdings suffered a decline of more than $2 million during 1999, dropping from $24.6 million at the end of 1998 to $22.6 million at December 31, 1999.


Portfolio Matters
At the Fund's inception, we initiated two loans in order to purchase $24 million in preferred stock as well as pay the Fund's initial expenses. We borrowed $25 million based upon the three-month London Interbank Offered Rate (LIBOR), and $3 million was borrowed on the one-year LIBOR rate. The $25 million loan has been rolled over quarterly since inception, but sufficient cash balances were available to allow the Fund to pay down $2 million of the $3 million annual loan on July 11, 1997, its one-year anniversary. On its third annual rollover, the rate on the remaining one-year loan of $500,000 ($2 million had been retired after the Fund's first year of existence and $500,000 in the second quarter of 1999) was reset at 6.38125% (5.78125% plus 0.60% margin) with the interest rate left unchanged. At the most recent reset date of October 14, 1999, the $25 million quarterly loan was rolled over with the interest rate at 6.7875%, an increase of 0.875%.

The fixed-for-floating-rate swap agreements entered into with Goldman Sachs Financial Products (GSFP), on a notional amount of $14 million whereby the Fund pays a fixed rate of 6.89% (annualized) and receives payments based on the prevailing three-month LIBOR rate, are still in place. Both the $25 million loan facility and the interest-rate swap agreements are reset on a quarterly basis, and both have shown similar rate adjustments at each reset period. At the October 15, 1999 reset of the swap, the rate the Fund received from GSFP increased to 6.1775%, an increase of 0.8675%. Thus, the interest rate swaps are accomplishing their intended objective of insulating the Fund from changes in the interest rate being charged on its borrowed funds.


In Conclusion
We thank you for your investment in Somerset Exchange Fund, and we look forward to updating you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Eric S. Mitofsky)
Eric S. Mitofsky
Senior Vice President and Portfolio Manager


February 17, 2000




Somerset Exchange Fund, December 31, 1999


SCHEDULE OF INVESTMENTS                                                                               (in US dollars)
Common Stock                                                                            Shares                 Percent of
Sectors           Industries                           Investments                       Held       Value      Net Assets
Basic Materials   Aluminum                  ++MAXXAM Inc.                              64,000     $  2,744,000       2.4%

                  Chemicals                   E.I. du Pont de Nemours and Company      40,000        2,635,000       2.3

                  Chemicals--Diverse        ++Airgas, Inc.                             24,000          228,000       0.2

                  Paper & Forest Products     Longview Fibre Company                   29,140          415,245       0.4

Capital Goods     Electrical Equipment        General Electric Company                 27,942        4,324,024       3.8
                                              Honeywell International Inc.             10,715          618,122       0.5

                  Engineering &             ++Jacobs Engineering Group Inc.            77,250        2,510,625       2.2
                  Construction

                  Manufacturing               Dover Corporation                        13,800          626,175       0.6

                                              Tyco International Ltd.                  25,000          971,875       0.9

                  Pollution Control           World Fuel Services Corporation          69,000          517,500       0.5

Consumer          Auto Parts                  Bandag, Incorporated (Class A)            6,200          131,750       0.1
Cyclicals
                  Entertainment             ++Pinnacle Systems, Inc.                  120,000        4,882,500       4.3
                                              The Walt Disney Company                  87,000        2,544,750       2.2

                  Hotel/Motel               ++Harrah's Entertainment, Inc.             40,000        1,057,500       0.9
                                            ++Park Place Entertainment Corporation     61,300          766,250       0.7

                  Household Furniture         Bassett Furniture Industries,
                  & Appliances                Incorporated                             12,000          186,750       0.2
                                              Leggett & Platt, Incorporated            86,000        1,843,625       1.6

                  Leisure Time              ++Lakes Gaming Inc.                        15,325          121,642       0.1

                  Office Equipment            IKON Office Solutions, Inc.              10,000           68,125       0.1
                  & Supplies

                  Publishing--Newspaper       The Times Mirror Company (Class A)       11,330          759,110       0.7

                  Restaurants                 Bob Evans Farms, Inc.                    50,000          771,875       0.7
                                              Darden Restaurants, Inc.                 18,605          337,216       0.3
                                              McDonald's Corporation                    8,510          343,059       0.3
                                            ++Rainforest Cafe, Inc.                    22,500           89,297       0.1

                  Retail--General             Casey's General Stores, Inc.             30,000          313,125       0.3
                  Merchandise

                  Retail--Specialty           Amplicon, Inc.                          125,000        1,359,375       1.2
                                            ++Office Depot, Inc.                       72,000          787,500       0.7
                                              Regis Corporation                        30,000          566,250       0.5
                                            ++Sunglass Hut International, Inc.         12,000          135,000       0.1

                  Specialized Services      ++Catalina Marketing Corporation           23,000        2,662,250       2.3
                                            ++Modis Professional Services, Inc.        30,600          436,050       0.4
                                              Service Corporation International        12,000           83,250       0.1
                                              The ServiceMaster Company                82,518        1,016,003       0.9

                  Textiles--Apparel           Russell Corporation                      19,900          333,325       0.3
                  Manufacturing

Consumer          Beverages--Soft Drink       The Coca-Cola Company                    13,800          803,850       0.7
Staples                                       Panamerican Beverages, Inc. 'A'
                                              (US Registered Shares)                   28,000          575,750       0.5

                  Foods                     ++Agribrands International, Inc.              600           27,600       0.0
                                              Archer-Daniels-Midland Company           12,598          153,538       0.1
                                              General Mills, Inc.                       8,000          286,000       0.3
                                              H.J. Heinz Company                       16,200          644,962       0.6
                                              Ralston-Ralston Purina Group             18,000          501,750       0.4

                  Household Products          The Procter & Gamble Company             22,162        2,428,124       2.1

                  Retail--Food Chains         Albertson's, Inc.                         7,500          241,875       0.2
                                            ++Safeway Inc.                             24,000          853,500       0.8
                                              Smart & Final Inc.                       60,000          435,000       0.4

                  Tobacco                     Phillip Morris Companies Inc.            41,013          950,989       0.8
                                              UST Inc.                                100,000        2,518,750       2.2

Energy            Oil--International          Exxon Mobil Corporation                  33,000        2,658,562       2.3



Somerset Exchange Fund, December 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                   (in US dollars)
Common Stock                                                                            Shares                 Percent of
Sectors           Industries                           Investments                       Held       Value      Net Assets
Healthcare        Healthcare--Diversified     Abbott Laboratories                      75,370     $  2,736,873       2.4%
                                              Johnson & Johnson                        19,600        1,825,250       1.6
                                              Warner-Lambert Company                   16,500        1,351,969       1.2

                  Healthcare--Drugs           Pfizer Inc.                              61,200        1,985,175       1.7
                                            ++Watson Pharmaceuticals, Inc.            200,000        7,162,500       6.3

                  Healthcare--HMOs          ++Caremark Rx, Inc.                       175,000          885,937       0.8
                                            ++Mid Atlantic Medical Services, Inc.      21,240          176,558       0.2

                  Healthcare--              ++Apria Healthcare Group Inc.              39,060          700,639       0.6
                  Miscellaneous             ++HEALTHSOUTH Corporation                 113,730          611,299       0.5
                                            ++HEARx, Ltd.                               6,000           27,750       0.0

                  Hospital Management       ++Tenet Healthcare Corporation             25,000          587,500       0.5

                  Medical Products          ++St. Jude Medical, Inc.                   50,000        1,534,375       1.4

Interest Rate     Banks--Money Center         The Chase Manhattan Corporation          10,000          776,875       0.7
Sensitive
                  Banks--Regional             First Union Corporation                   8,400          275,625       0.2
                                              Northern Trust Corporation               37,800        2,003,400       1.8
                                              PNC Bank Corp.                           18,860          839,270       0.7
                                              Wells Fargo Company                      21,000          849,188       0.7

                  Financial--                 Bank One Corporation                     38,451        1,232,835       1.1
                  Miscellaneous               Forest City Enterprises, Inc.
                                              (Class A)                                66,000        1,848,000       1.6
                                            ++MFN Financial Corporation                   108              702       0.0
                                              MFN Financial Corporation (Series A)
                                              (Warrants) (a)                              126               55       0.0
                                              MFN Financial Corporation (Series B)
                                              (Warrants) (a)                              126               32       0.0
                                              MFN Financial Corporation (Series C)
                                              (Warrants) (a)                              126               24       0.0
                                              SLM Holding Corporation                  14,385          607,766       0.5

                  Insurance--Brokers          Marsh & McLennan Companies, Inc.         13,200        1,263,075       1.1

                  Insurance--Multiline        American International Group, Inc.       14,103        1,524,887       1.3

                  Insurance--Property         The Commerce Group, Inc.                 50,000        1,306,250       1.2

                  Savings & Loan              CCB Financial Corporation                13,286          578,771       0.5
                                              Washington Mutual, Inc.                  84,672        2,201,472       1.9

Miscellaneous     Miscellaneous             ++Imation Corp.                               286            9,599       0.0
                                              Minnesota Mining and Manufacturing
                                              Company (3M)                              2,860          279,923       0.2

Technology        Computer Software         ++Informix Corporation                     13,273          150,980       0.1
                                            ++Parametric Technology Corporation        14,000          378,875       0.3
                                            ++Sungard Data Systems Inc.                16,200          384,750       0.3

                  Computer Systems          ++3Com Corporation                          6,000          282,000       0.2
                                            ++The Cerplex Group, Inc.                   5,350            6,019       0.0
                                              Compaq Computer Corporation              31,500          852,469       0.8
                                              Hewlett-Packard Company                  16,000        1,823,000       1.6
                                              International Business Machines
                                              Corporation                              26,000        2,808,000       2.5

                  Electronics--             ++GenRad, Inc.                             25,000          403,125       0.4
                  Instruments

                  Electronics--               Intel Corporation                        16,000        1,317,000       1.2
                  Semiconductors              Motorola, Inc.                           31,500        4,638,375       4.1
                                            ++Solectron Corporation                    39,000        3,709,875       3.3

                  Telecommunications          AT&T Corp.                               12,300          624,225       0.6
                                              Lucent Technologies Inc.                 23,003        1,720,912       1.5
                                            ++MCI WorldCom Inc.                        28,904        1,531,886       1.3
                                            ++NCR Corporation                             512           19,392       0.0

Telecommuni-      Utilities--                 ALLTEL Corporation                       35,000        2,894,062       2.5
cations           Telecommunications        ++Commonwealth Telephone
                                              Enterprises, Inc. (Class B)              23,333        1,335,814       1.2
                                            ++RCN Corporation                          70,000        3,390,625       3.0
                                              Telephone and Data Systems, Inc.         11,300        1,423,800       1.3

Transportation    Truckers                  ++FDX Corporation                          13,760          563,300       0.5
                                            ++TransFinancial Holdings, Inc.            34,221          175,383       0.2




Somerset Exchange Fund, December 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                      (in US dollars)
Common Stock                                                                         Shares Held/              Percent of
Sectors           Industries                           Investments                   Face Amount    Value      Net Assets
Utilities         Utilities--Electric       ++Citizens Utilities Company (Class B)     26,637     $    377,912       0.3%

                                              Total Investments in Common Stock                    116,261,746     102.2

Preferred Stock   Banks--Foreign              Banesto Holdings (10.50%, Series A)*    476,786       12,992,418      11.4
                                              Indosuez Holdings (10.375%,
                                              Series A)*                              379,000        9,569,750       8.4

                                              Total Investments in Preferred Stock                  22,562,168      19.8

Short-Term        Commercial Paper**          General Motors Acceptance Corp.,
Investments                                   5% due 1/03/2000                       $522,000          521,783       0.5

                                              Total Investments in
                                              Short-Term Securities                                    521,783       0.5

                                              Total Investments, at Value                          139,345,697     122.5

                                              Unrealized Depreciation on
                                              Interest Rate Swaps                                     (132,240)     (0.1)

                                              Liabilities in Excess of Other Assets                (25,483,779)    (22.4)
                                                                                                  ------------     ------
                                              Net Assets                                          $113,729,678     100.0%
                                                                                                  ============     ======

(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 ++Non-income producing security.
  *The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

   See Notes to Financial Statements.


Somerset Exchange Fund, December 31, 1999

STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1999
Assets:             Investments, at value (cost--$97,902,480)                                               $139,345,697
                    Cash                                                                                             468
                    Dividends receivable                                                                         663,712
                    Prepaid expenses and other assets                                                             23,968
                                                                                                            ------------
                    Total assets                                                                             140,033,845
                                                                                                            ------------

Liabilities:        Loans                                                                                     25,500,000
                    Unrealized depreciation on interest rate swaps                                               132,240
                    Payables:
                      Interest on loans                                                    $    387,614
                      Investment adviser                                                        165,648
                      Administrator                                                              55,216
                      Interest rate swap contracts                                               29,507          637,985
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        33,942
                                                                                                            ------------
                    Total liabilities                                                                         26,304,167
                                                                                                            ------------

Net Assets:         Net assets                                                                              $113,729,678
                                                                                                            ============

Net Assets          Capital stock                                                                           $ 73,622,171
Consist of:         Undistributed investment income--net                                                       1,213,139
                    Accumulated realized capital losses on investments--net                                   (2,409,352)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net                                                                     (7,257)
                    Unrealized appreciation on investments--net                                               41,310,977
                                                                                                            ------------
                    Net assets--Equivalent to $761.82 per share based on 149,287
                    shares of beneficial interest outstanding                                               $113,729,678
                                                                                                            ============

                    See Notes to Financial Statements.


Somerset Exchange Fund, December 31, 1999

STATEMENT OF OPERATIONS

                    For the Year Ended December 31, 1999
Investment          Dividends                                                                               $  3,504,580
Income:             Discount earned                                                                               34,571
                                                                                                            ------------
                    Total income                                                                               3,539,151
                                                                                                            ------------

Expenses:           Loan interest expense                                                  $  1,559,070
                    Investment advisory fees                                                    679,299
                    Interest rate swap expense                                                  351,881
                    Administrative fees                                                         226,433
                    Organization expenses                                                       154,506
                    Professional fees                                                           138,166
                    Trustees' fees and expenses                                                  15,373
                    Borrowing costs                                                               9,364
                    Printing and shareholder reports                                              5,315
                    Other                                                                         2,663
                                                                                           ------------

                    Total expenses                                                                             3,142,070
                                                                                                            ------------
                    Investment income--net                                                                       397,081
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,675,150)
Unrealized          Change in unrealized appreciation on investments--net                                      1,675,409
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $    397,340
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the Year Ended
                                                                                                    December 31,
Increase (Decrease) in Net Assets:                                                              1999            1998
Operations:         Investment income--net                                                 $    397,081     $    497,766
                    Realized loss on investments--net                                        (1,675,150)        (600,802)
                    Change in unrealized appreciation on investments--net                     1,675,409       10,716,120
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                        397,340       10,613,084
                                                                                           ------------     ------------
Distributions to    Investment income--net                                                     (248,253)        (232,671)
Shareholders:       In excess of realized gain on investments--net                               (7,257)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    distributions to shareholders                                              (255,510)        (232,671)
                                                                                           ------------     ------------

Beneficial          In-kind redemption of beneficial interest                                (2,507,802)        (580,451)
Interest                                                                                   ------------     ------------
Transactions:

Net Assets:         Total increase (decrease) in net assets                                  (2,365,972)       9,799,962
                    Beginning of year                                                       116,095,650      106,295,688
                                                                                           ------------     ------------
                    End of year*                                                           $113,729,678     $116,095,650
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,213,139     $  1,064,311
                                                                                           ============     ============

                    See Notes to Financial Statements.



Somerset Exchange Fund, December 31, 1999

STATEMENT OF CASH FLOWS
                    For the Year Ended December 31, 1999
Cash Provided by    Net increase in net assets resulting from operations                                    $    397,340
Operating           Adjustments to reconcile net increase in net assets
Activities:         resulting from operations to net cash provided
                    by operating activities:
                      Increase in receivables                                                                     (6,376)
                      Decrease in other assets                                                                   132,362
                      Decrease in payables                                                                        (3,472)
                      Realized and unrealized loss on investments--net                                              (259)
                      Amortization of discount                                                                   (31,684)
                                                                                                            ------------
                    Net cash provided by operating activities                                                    487,911
                                                                                                            ------------

Cash Provided by    Proceeds from sales and maturities of short-term investments                            (155,656,490)
Investing           Purchases of short-term investments                                                      155,924,000
Activities:                                                                                                 ------------
                    Net cash provided by investing activities                                                    267,510
                                                                                                            ------------

Cash Used for       Repayments of borrowings                                                                    (500,000)
Financing           Distributions paid to shareholders                                                          (255,510)
Activities:                                                                                                 ------------
                    Net cash used for financing activities                                                      (755,510)
                                                                                                            ------------

Cash:               Net decrease in cash                                                                             (89)
                    Cash at beginning of year                                                                        557
                                                                                                            ------------
                    Cash at end of year                                                                     $        468
                                                                                                            ============

Cash Flow           Cash paid for interest                                                                  $  1,528,025
Information:                                                                                                ============

Non-Cash            In-kind redemption of beneficial interest                                               $  2,507,802
Financing                                                                                                   ============
Activities:

                    See Notes to Financial Statements.



Somerset Exchange Fund, December 31, 1999

FINANCIAL HIGHLIGHTS

                                                                                                                 For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       July 11,
from information provided in the financial statements.                            For the Year Ended            1996++ to
                                                                                     December 31,                Dec. 31,
Increase (Decrease) in Net Asset Value:                                   1999          1998           1997       1996
Per Share           Net asset value, beginning of period                $ 760.86     $ 692.47      $ 516.04     $ 503.02
Operating                                                               --------     --------      --------     --------
Performance:        Capital charge resulting from
                    issuance of shares                                        --           --            --        (3.02)
                                                                        --------     --------      --------     --------
                    Net asset value, beginning of period,
                    net of capital charges                                760.86       692.47        516.04       500.00
                                                                        --------     --------      --------     --------
                    Investment income--net                                  2.78         3.29          3.18         2.01
                    Realized and unrealized gain (loss) on
                    investments--net
                    (including discount for restricted securities)          (.14)       66.62        173.25        14.03
                                                                        --------     --------      --------     --------
                    Total from investments operations                       2.64        69.91        176.43        16.04
                                                                        --------     --------      --------     --------
                    Less distributions:
                      Investment income--net                               (1.63)       (1.52)           --           --
                      In excess of realized gain on
                      investments--net                                      (.05)          --            --           --
                                                                        --------     --------      --------     --------
                    Total distributions                                    (1.68)       (1.52)           --           --
                                                                        --------     --------      --------     --------
                    Net asset value, end of period                      $ 761.82     $ 760.86      $ 692.47     $ 516.04
                                                                        ========     ========      ========     ========

Total Investment    Based on net asset value per share                      .36%       10.10%        34.19%        2.59%+++
Return:                                                                 ========     ========      ========     ========
                    Based on net asset value, net of
                    capital charge                                          .36%       10.10%        34.19%        3.21%+++
                                                                        ========     ========      ========     ========

Ratios to Average   Expenses, excluding interest expense                   1.09%         .94%          .94%        1.05%*
Net Assets:                                                             ========     ========      ========     ========
                    Expenses                                               2.78%        2.71%         3.13%        3.78%*
                                                                        ========     ========      ========     ========
                    Investment income--net                                  .35%         .46%          .53%         .87%*
                                                                        ========     ========      ========     ========

Supplemental Data:  Net assets, end of period (in thousands)            $113,730     $116,096      $106,296     $ 79,315
                                                                        ========     ========      ========     ========
                    Portfolio turnover                                      .00%         .00%          .00%         .00%
                                                                        ========     ========      ========     ========

Leverage:           Amount of borrowings outstanding,
                    end of period (in thousands)                        $ 25,500     $ 26,000      $ 26,000     $ 28,000
                                                                        ========     ========      ========     ========
                    Average amount of borrowings outstanding
                    during the period (in thousands)                    $ 25,766     $ 26,000      $ 27,047     $ 28,000
                                                                        ========     ========      ========     ========
                    Average amount of borrowings per share
                    during the period                                   $ 170.67     $ 169.72      $ 175.89     $ 182.17
                                                                        ========     ========      ========     ========


                  ++Commencement of operations.
                 +++Aggregate total investment return.
                   *Annualized.

                    See Notes to Financial Statements.


Somerset Exchange Fund, December 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Somerset Exchange Fund (the "Fund") is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. Investments in the Fund were made by investors contributing publicly-traded equity securities in exchange for shares of beneficial interest in the Fund. Shares of beneficial interest are illiquid unless and until shareholders vote to convert the Fund into an open-end investment company (or, if appropriate, an interval fund, which is a closed-end investment company that makes scheduled periodic repurchase offers, if at that time redemptions in kind are permissible). No present market exists for the shares of beneficial interest and none is expected to develop. The Fund is not listed on an exchange or otherwise regularly traded. No provision is made initially for the Fund to provide liquidity through cash tender offers or other means that may be available to closed-end investment companies. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities for which market quotations are readily available, including listed options and futures contracts, are valued at their current market values in the principal market on which such securities are normally traded. The value of equity securities that are listed on the New York or American Stock Exchanges or listed on the NASDAQ National Market System are at the closing sale prices or, lacking any closing price, the closing bid price. Equity securities that are not listed on the New York or American Stock Exchanges but that are listed on any other securities exchange are valued as if listed on the New York Stock Exchange, providing the close of trading coincides. If the close of trading on such securities exchange does not coincide with the close of trading on the New York Stock Exchange, the value is based on the latest available price data at the time of determination of net asset value. Unlisted readily marketable equity securities are valued at the bid price in the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Pursuant to procedures authorized by the Trustees of the Fund, the preferred stock holdings are valued at fair value as determined by Merrill Lynch Asset Management, L.P. ("MLAM") or its designee, after consideration of all relevant factors, data and information, which include information from various firms with knowledge of such issues, and the prices of comparable preferred stock issues. Unlisted options and interest rate and equity swaps are valued at their fair values determined in good faith by or on behalf of the Trustees of the Fund.

(b) Derivative financial instruments--The Fund engages in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund does not generally expect to sell securities contributed by shareholders upon exercise of written call options and purchased put options.

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts as a hedge against adverse changes in interest rates and the stock market. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Interest rate swaps--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--The Fund is treated as a partnership for federal income tax purposes. As a partnership for federal income tax purposes, the Fund does not incur federal income tax liability. Items of partnership income, gain, loss and deduction pass through to the shareholders as partners in the Fund.


Somerset Exchange Fund, December 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


(d) Security transactions and investment income--Interest income (including amortization of discount) is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Organization expenses--In accordance with Statement of Position 98-5, unamortized organization expenses of $154,506 were expensed on January 1, 1999. This is considered to be a change in accounting principle and had no material impact on the operations of the Fund.

(f) Distributions--Distributions of cash from investment income are made at least annually in such amounts as the Trustees of the Fund determine. Distributions of cash from realized capital gains are made at least annually in years in which such gains are realized in such amounts as the Trustees of the Fund determine. Distributions of cash from in excess of realized capital gains are due primarily to differing tax treatments for post-October losses. The Fund may retain such investment income and realized capital gains in the early years. The Fund does not offer a dividend reinvestment plan.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc.
("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a quarterly fee of .60%, on an annual basis, of the Fund's average weekly net assets. For this purpose, "average weekly net assets" means the average weekly value of the total assets of the Fund minus the sum of (i) accrued liabilities of the Fund, and (ii) any accrued and unpaid interest on outstanding borrowings.

The Fund has also entered into an Administration Agreement with MLAM whereby MLAM provides or arranges for the provision of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Such services include maintaining books and records and providing or arranging for the provision on custody and transfer agency services. For such services, the Fund pays a quarterly fee of .20%, on an annual basis, of the Fund's average weekly net assets as defined above.

MLAM has entered into a Sub-Administration Agreement with United States Trust Company of New York ("US Trust") whereby US Trust agrees to provide information and advice relating to securities valuation and portfolio activities. For such services, MLAM pays US Trust a quarterly fee of .05%, on an annual basis, of the Fund's average weekly net assets as defined above. US Trust is compensated directly by MLAM out of the administration fee at no additional cost to the Fund.

MLAM has entered into a Shareholder Servicing Agreement with US Trust whereby US Trust will provide or arrange for the provision of shareholder reporting services. For such services, MLAM pays to US Trust a quarterly fee of .15%, on an annual basis, of the Fund's average weekly net assets, as defined above, multiplied by the percentage of such assets (excluding any assets attributable to borrowings by the Fund) attributable to shareholders of the Fund who purchased their shares through a US Trust affiliate. US Trust is compensated directly by MLAM at no additional cost to the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, or US Trust.


3. Investments:
Net realized losses for the year ended December 31, 1999 and net unrealized gains (losses) as of December 31, 1999 were as follows:

                                    Realized     Unrealized
                                    Losses     Gains (Losses)

Long-term investments             $(1,675,150)   $41,443,217
Interest rate swaps                        --       (132,240)
                                  -----------    -----------
Total                             $(1,675,150)   $41,310,977
                                  ===========    ===========

The Fund has entered into the following interest rate swaps as of December 31, 1999:

             Interest Received        Interest Paid
Notional     Current                  Current             Expiration
Amount         Rate       Type          Rate    Type         Date

$24,000,000   6.7875%   Variable*      6.89%    Fixed      7/15/2001

*3-month LIBOR at reset date.

As of December 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $107,957,261, all of which related to appreciated securities. The aggregate cost of investments at December 31, 1999 for Federal income tax purposes was $31,388,436.


4. Beneficial Interest Transactions:
Shares issued and outstanding decreased by approximately 3,297 and 919 for the years ended December 31, 1999 and December 31, 1998, respectively, as a result of in-kind redemptions.


5. Short-Term Borrowings:
On July 11, 1996, the Fund entered into a loan commitment in the amount of $35,000,000 with Merrill Lynch International Bank Limited, an indirect wholly-owned subsidiary of ML & Co. For this commitment, the Fund pays .10% on any unused balance. For the year ended December 31, 1999, the average amount borrowed was approximately $25,766,000 and the daily weighted average interest rate was 6.05%. For the year ended December 31, 1999, facility and commitment fees aggregated approximately $9,400.


Somerset Exchange Fund, December 31, 1999

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Somerset Exchange Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Somerset Exchange Fund as of December 31, 1999, the related statements of operations and cash flows for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period July 11, 1996 (commencement of operations) to December 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Somerset Exchange Fund as of December 31, 1999, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2000
</AUDIT-REPORT>





Somerset Exchange Fund, December 31, 1999


THE BENEFITS AND RISKS OF LEVERAGING


Somerset Exchange Fund utilizes leverage through borrowings. Investing borrowed money creates an opportunity for the Fund to be more broadly invested and to earn higher investment returns. However, investing borrowed money is a speculative technique that creates risks, including the likelihood of greater net asset value volatility. Interest rate fluctuations could negatively impact the Fund's net asset value. In addition, if the income derived from securities purchased with assets received from the borrowings is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used. As prescribed by the Investment Company Act of 1940, the Fund has specified asset coverages of at least 300% with respect to any borrowing immediately following any such borrowing. Loan agreements may contain other requirements that could limit distributions or require the Fund to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. In the event of a default, the lender could elect to foreclose on any assets pledged as collateral without regard to the tax or other consequences of such action on either any shareholder who contributed a particular security or on shareholders generally.



Somerset Exchange Fund, December 31, 1999


OFFICERS AND TRUSTEES

Individual Trustees
Terry K. Glenn
Jack B. Sunderland
Stephen B. Swensrud
J. Thomas Touchton
David Fann

Officers
Terry K. Glenn, President
Robert C. Doll, Senior Vice President
Eric S. Mitofsky, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Somerset Exchange Fund
800 Scudders Mill Road
Plainsboro, NJ 08536

Investment Adviser, Adviser Trustee and Administrator
Merrill Lynch Asset Management, L.P.
800 Scudders Mill Road
Plainsboro, NJ 08536
(609) 282-2800

Sub-Administrator
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

Custodian
The Chase Manhattan Bank, N.A.
Mutual Funds Service Division
770 Broadway
New York, NY 10003-9598

Transfer Agent
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108-3913

Placement Agent
Merrill Lynch & Co.

Selected Dealer
UST Financial Services Corp.

Legal Counsel
Brown & Wood LLP

Independent Auditors
Deloitte & Touche LLP